EXHIBIT  23.1

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

     As independent certified public accountants of Invicta Group Inc., we hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 13, 2004 in the Registration Statement (Form SB-2) filed with the Securities and Exchange Commission.


/s/  Larry  Wolfe  CPA
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Larry  Wolfe,  CPA


Miami,  Florida
August  27,  2004